Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, the risks of downturns in economic conditions generally, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

ACCESS TO CAPITAL

$

Equity

* $61 million cash
* $67 million after tax cash flow
* $718 million of SMB transactions

Sources

AEW, Prudential, CalPERS, CSFB, major state pension funds

Debt

* $205 million unused credit lines
* $700 million of financings (average rate of 6.1%)
* $125 million convertible notes

Sources

Fannie Mae, GMACC, Fleet, Freddie Mac, GE Capital, Bank of America, Wachovia

SALE/LONG-TERM MANAGE-BACK SUMMARY

(Dollars in millions)

	Primecare	AEW	Aureus	Prudential	CalPERS	Macquarie	Total
Transactions	1	3	2	2	1	1	10
Gross Proceeds	$29.3	$172.0	$56.0	$148.6	$115.5	$197.0	$718.4
Properties	2	12	4	10	7	12	47
Residents	184	1,039	342	896	648	1,112	4,221
Book Value	$22.9	$112.2	$36.7	$86.7	NA/JV	$137.0	$395.5
Debt Reduction	$0.00	$104.10	$31.60	$98.00	NA/JV	$128.8	$362.5
Sale %	100.0%	75.0%	100.0%	75.0%		80.0%	
Pre-Tax Proceeds	$29.0	$47.8	$23.8	$34.0		$44.0	$178.6

Average Sales Price (1):	$15.1
Average Book Value (1):	$9.9
Average Gain (pre-tax) (1):	$5.2

(1) Averages are on a per property basis assuming a 100% sale. Excludes CalPERS transaction.

SUNRISE ASSISTED LIVING

SOLID FINANCIAL PERFORMANCE

(Dollars in millions)

REVENUE


CAGR = 35.9%
$450
375
300
225
150
75
0
$170.7
$255.2
$344.8
'98
'99
'00
'01

EBITDA


CAGR = 30.5%
$140
120
100
80
60
40
20
0
$59.4
$80.3
$111.3
$132.0
1998
1999
2000
2001

NET INCOME


CAGR = 23.7%
$70
60
50
40
30
20
10
0
$22.3
$24.2
$24.3
$47.2
$56.0
$64.7
1998
1999
2000
2001

Notes: FY1999 net income excludes $4.0 million non-recurring charge.
FY2001 net income excludes $3.2 million non-recurring income.
Projections based on the mid-point of the Company's earning guidance of $2.27 to $2.30 per share for 2002 and $2.57 to $2.65 per share for 2003.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (excluding non-recurring items and charges).

SUNRISE
ASSISTED LIVING

MANAGEMENT SERVICES GROWTH

(Dollars in millions)

Management Division EPS Growth


CAGR = 29.8%
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$0.59
$0.79
$1.01
$1.29
2000A
2001
2002E
2003E

Revenues Under Management


Growth = 34.4%
$550
$425
$300
$175
$50
$274.9
$399.6
$496.9
1999
2000
2001

Note: Projections based on the mid-point of the Company's earning guidance of $0.99 to $1.03 per share for 2002 and $1.24 to $1.34 per share for 2003.

SUNRISE RECENT HIGHLIGHTS

- 2001 EPS growth 80% over 2000 results
- Opened seven newly developed homes and added nine "reflagging" contracts
- Announced strategic relationship with Prudential to develop assisted living properties in the United Kingdom and Germany
- Formed venture with Deutsche Bank to acquire under-performing senior living properties
- Closed sale/long-term manage-back of 12 properties for $197 million
- Reduced debt by $110 million from 12/31/01
- Issued $125 million of 5.25 % convertible notes (redeemed 5.5% convertible notes)
- Strong same-store performance - 1Q02 EBITDA grew 7.4% over 1Q01
- Added to S&P Small-Cap 600 Index

SUNRISE ASSISTED LIVING

BALANCE SHEET SUMMARY

(Dollars in millions)

	Actual 3/31/02
Cash and cash equivalents	$60.7
Property & equipment, net	767.7
Total assets	$1,106.8
Current maturities	76.2
Convertible notes	125.0
Other long-term debt	319.3
Total debt	520.5
Total liabilities	679.7
Stockholders' equity	424.5
Total liabilities & stockholders' equity	$1,106.8
Debt to capitalization 1	50.9%
Book value 2	$20.36

Notes: (1) Equals total debt divided by debt plus stockholders' equity plus accumulated depreciation and amortization
(2) Equals stockholders' equity less intangibles plus depreciation and amortization divided by shares outstanding

SUNRISE ASSISTED LIVING

SUMMARY CREDIT STATISTICS

(Dollars in millions)

	Fiscal Year Ended December 31, 1999	2000	2001	LTM 3/31/02
Financial Summary:				
EBITDAR	$88.2	$122.1	$142.1	$133.6
EBITDAR	80.3	111.3	132.0	124.0
Net Debt	647.4	631.8	580.5	459.9
Summary Credit Statistics:				
EBITDAR/Int. Expense + Rent	2.2x	2.0x	3.9x	3.9x
(8x Rent + Net Debt)/EBITDAR	8.1x	5.9x	4.7x	4.0x

SUNRISE ASSISTED LIVING

WHY SUNRISE?

- **Industry leader – over 20 years of experience**
- **Attractive private pay demographics**
- **Self-funded growth**
  - $61 million of cash, $67 million of after tax cash flow (1Q02 annualized) and up to $205 million of unused credit lines as of 3/31/02
- **Expected strong EPS growth rate**
  - 2001 EPS 80% above 2000 EPS
  - Expect 2Q02 EPS of $0.46-$0.47
  - Expect mid-teens EPS growth rate in 2002 ($2.27 to $2.30 per share)
  - Expect mid-teens EPS growth rate in 2003 ($2.57 to $2.65 per share)
- **Attractive Valuation - EPS and Net Asset Value**

SUNRISE ASSISTED LIVING